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[In color, action shots of two fencers dueling.
Voice reads:]
To be a champion, you must make a commitment to winning. To total performance. [Slide supers below fencers and reads:]
#1 GENERAL BOND FUND
[Voice reads:]
That's how you become #1.
That's how CGM Fixed Income Fund became America's #1 general bond fund for one year performance.
[Fencing continues with slide
supering at bottom of screen that reads:]
18.8% TOTAL RETURN.
18.8% and 11.5%
[numbers are in larger type--text is smaller point size] are the average annual total returns for CGM Fixed Income Fund for the one-year period ended 9/30/95 and from inception 3/17/95 through 9/30/95, respectively.
[Voice reads:]
With a total return of 18.8% over the past year, CGM Fixed Income Fund beat all its competition according to Lipper Analytical Services.
[Fencers continue dueling and new slide supers at bottom of screen:] 1-800-CGM-INFO
[in smaller type:]
Lipper Analytical Services, Inc., an independent mutual fund ranking agency, ranks CGM Fixed Income Fund #1 of 60 general bond funds for one-year performance. The Fund's adviser is currently absorbing a portion of management fees. Otherwise the total return would be lower.
[Voice reads:]
For a prospectus, call 1-800-CGM-INFO
[New slide supers--to the right of one fencer withdrawing from duel and raising one arm victoriously-- reading:]
CGM FIXED INCOME FUND
AMERICA'S #1 GENERAL BOND FUND
[in smaller type:]
This information
represents past performance, which is no guarantee of future results. The investment value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees and expenses, call toll-free.
[Commercial ends.]